002-88566

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the
Socially Responsive Portfolio (Class I) Prospectus
dated May 1, 2003

The first paragraph in the "Management" section of the Prospectus is deleted. The following paragraphs replace the third paragraph in the "Management" section in its entirety:

Ingrid S. Dyott is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. She has co-managed the fund since December 2003. Prior to that, she was an associate manager of the fund and a portfolio manager at Neuberger Berman since 1997. She was a research analyst and the project director for a social research group from 1995 to 1997.

Sajjad S. Ladiwala is a Vice President of Neuberger Berman Management and Neuberger Berman, LLC. He has been an associate manager of the fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

This supplement is dated December 19, 2003.